CONVERTIBLE NOTE	9 Months Ended
Dec. 31, 2015
CONVERTIBLE NOTE [Text Block]

7.      CONVERTIBLE NOTE

On October 9, 2015, in connection with an Asset Purchase Agreement, the Company entered into a US$7.0 million funding commitment with A&B Company Limited (“A&B”). The funding commitment consisted of (i) an initial $2.0 million in the form of a convertible promissory note and (ii) an additional $5.0 million funding commitment, upon which the Company could draw down at any time or from time to time during the six-month period beginning on the issuance date of the Note. The Note would accrue interest at a rate equal to 6% per annum, payable in cash on the due date of April 9, 2016.

The Company could elect to draw down the remaining $5.0 million commitment within six months. Such additional funding would be through the issuance of additional shares and warrants at a price based on the volume weighted average closing price of the Company’s shares of common stock.

The Note was unsecured and the initial $2 million commitment was convertible at the option of the holder into units of the Company at $0.96 per unit. Each unit would consist of one share of common stock and one half share purchase warrant exercisable at $1.44 for a period of three years from the date of issuance.

The Company could elect to draw down on the additional funding through the issuance of units of the Company at a price based on the volume weighted average closing price of the Company’s shares of common stock on the date the Company elects to draw down from the commitment (the “Draw Down Price”). Each unit would consist of one share of common stock of the Company and one half share purchase warrant. The warrant would be exercisable at the price representing a fifty percent ( 50%) premium to the Draw Down Price.

On December 29, 2015, the Company drew down the remaining $5.0 million of the commitment at a price of $0.90 per unit, with each unit consisting of one share of common stock and one half warrant exercisable at $1.35 per share for a period of three years from the date of issuance. The shares were issued subsequent to December 31, 2015.

Pursuant to the guidance of ASC 815 Derivatives and Hedging, the Company determined that the conversion feature embedded in the $2.0 million commitment under the Note was required to be bifurcated from the Note and accounted for as a liability because it was considered not to be indexed to the Company’s stock due to its exercise price being denominated in a currency other than the Company’s functional currency. Therefore, pursuant to the guidance of ASC 815-15, the Company allocated the proceeds from the issuance of the Note first to the fair value of the embedded conversion feature, with a corresponding discount allocated to the Note. The fair value of the embedded conversion feature was calculated using the Black Scholes pricing model using the following weighted average assumptions: Stock price - $0.73 ; Exercise price - $0.9877 ; Expected remaining life – 1.33 years; Volatility - 103.64%; Risk free rate of return – 0.3677% . This resulted in a debt discount of $425,208 in connection with the Note. This debt discount would be amortized using the effective interest method over the term of the Notes. During the nine months ended December 31, 2015, the Company did not record any accretion in respect of this discount, because the Note was immediately converted, as noted below.

As agreed, the Company repaid the $2.0 million Note through the issuance of 2,083,333 shares of common stock at a price of $0.96 per share and 1,041,667 warrants exercisable at $1.44 for a period of three years from the date of issuance. The shares of common stock and the warrants were issued on November 10, 2015.

As a result of the bifurcation of the embedded conversion option, for accounting purposes, two instruments were considered outstanding and, upon exercise of the contractual conversion option, extinguishment accounting has been applied. Consequently, the shares issued pursuant to the conversion are recorded at their fair value on the date of issuance, determined with reference to their quoted market price on the date of conversion. The resulting difference between the fair value of the shares issued, less the fair value of the related conversion feature and the carrying value of the related debt, is recorded as a gain or loss on the consolidated statement of operations. During the nine months ended December 31, 2015, the Company recorded a gain on extinguishment of debt of $268,334 in connection with the conversion of the Note.

On December 29, 2015, the Company received the remaining $5.0 million commitment in accordance with the terms of this agreement. In exchange, the Company issued 5,555,556 common shares and 2,777,778 warrants exercisable at $1.35 for a period of three years from the date of issuance. The shares and warrants were delivered to A&B on January 7, 2016. As a result, the balance of the $5.0 million is reflected in the Company’s financial statements as an obligation to issue shares and warrants as at December 31, 2015.

The bifurcation of the embedded conversion feature in the Note was classified as a Level 3 liability with the changes in fair value summarized as follows:

	Nine months ended December 31, 2015 $	Nine months ended December 31, 2014 $
Beginning fair value	-	-
Bifurcation of embedded conversion feature	425,208	-
Settlement of convertible debt	(425,208)	-
Ending fair value of embedded conversion feature	-	-